GN ENTERTAINMENT

FAST ACQUISITION CORP.

GOLDEN NUGGET CASINOS

GOLDEN NUGGET ONLINE GAMING

LANDRY'S RESTAURANT • HOSPITALITY DIVISION


GOLDEN NUGGET

INVESTOR PRESENTATION

DISCLAIMER

This presentation (the “presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of FAST Acquisition Corp. (“FAST”) or Fertitta Entertainment, Inc. (“FEI”) or any of their respective affiliates. The presentation has been prepared to assist parties in making their own evaluation with respect to the proposed business combination (the "Business Combination") between FAST and FEI and for no other purpose. It is not intended to form the basis of any investment decision or any other decisions with respect of the Business Combination. No legally binding obligations will be created, implied, or inferred from this presentation or the information contained herein.

No Representation or Warranty. No representation or warranty, express or implied, is or will be given by FAST or FEI or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. This presentation does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to FAST or FEI, and does not constitute investment, tax or legal advice. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. FAST and FEI disclaim any duty to update the information contained in this presentation. Any and all trademarks and trade names referred to in this presentation are the property of their respective owners. The only obligations of any such person shall be those of FAST and FEI set forth in a definitive agreement executed by FAST and FEI regarding a possible negotiated transaction with FAST and FEI. The proposed Business Combination is subject to, among other things, the negotiation and execution of a definitive agreement providing for the Business Combination, the approval by FAST’s stockholders, satisfaction of the conditions set forth in the definitive agreement. Accordingly, there can be no assurance that a definitive agreement will be entered into or that the proposed Business Combination will be consummated.

Forward looking statements. This presentation contains “forward looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Forward looking statements include, without limitation, statements regarding the estimated future financial performance, financial position and financial impacts of the Business Combination as well as of FAST, FEI and the combined company following the Business Combination, the satisfaction of closing conditions to the Business Combination, the level of redemption by FAST's public stockholders and purchase price adjustments in connection with the Business Combination, the timing of the completion of the Business Combination, the anticipated pro forma enterprise value and projected revenue of the combined company following the Business Combination, anticipated ownership percentages of the combined company's stockholders following the potential transaction, and the business strategy, plans and objectives of management for future operations, including as they relate to the potential Business Combination. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this presentation, words such as “pro forma,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “will”, “would” and similar expressions may identify forward looking statements, but the absence of these words does not mean that a statement is not forward looking. When FAST discusses its strategies or plans, including as they relate to the Business Combination, it is making projections, forecasts and forward looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, FAST's management.

These forward looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of FAST's and FEI's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) FAST's ability to complete the Business Combination or, if FAST does not complete the Business Combination, any other initial business combination; (2) satisfaction or waiver (if applicable) of the conditions to the Business Combination, including with respect to the approval of the stockholders of FAST; (3) the ability to maintain the listing of the combined company's securities on the New York Stock Exchange or another exchange; (4) the risk that the Business Combination disrupts current plans and operations of FAST or FEI as a result of the announcement and consummation of the transaction described herein; (5) the impact of COVID-19 on FEI's business and operations and/or the ability of the parties to complete the Business Combination; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the Business Combination; (9) the possibility that FAST and FEI may be adversely affected by other economic, business, and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against FAST, FEI or any of their respective directors or officers following the announcement of the Business Combination; (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties indicated from time to time in the Registration Statement (as defined below) related to the Business Combination, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by FAST TX (as defined below) or FEI.

You are cautioned not to place undue reliance upon any forward looking statements. Forward looking statements included in this presentation speak only as of the date of this presentation. Neither FAST nor FEI undertakes any obligation to update its forward looking statements to reflect events or circumstances after the date hereof. Additional risks and uncertainties are identified and discussed in FAST’s and FEI’s reports filed or to be filed with the SEC.

No Offer or Solicitation. This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This presentation does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Use of Projections. This presentation contains financial forecasts. Neither FAST's nor FEI's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of FAST's or FEI's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of FAST, FEI or the combined company after the Business Combination or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Industry and Market Data. In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which FEI competes and other industry data. We obtained this information and statistics from third party sources, including reports by market research firms and company filings. Being in receipt of the presentation you agree you may be restricted from dealing in (or encouraging others to deal in) price sensitive securities.

Non-GAAP Financial Matters. This presentation includes certain non GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, free cash flow and Return on Investment. EBITDA is defined as net income plus tax expense, interest expense and depreciation and amortization. Adjusted EBITDA is defined as EBITDA, less non-recurring expenses. Free cash flow is defined as Adjusted EBITDA less capital expenditures. Note that free cash flow does not represent residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other contractual obligations. Return on Investment is defined as EBITDA, divided by Total Investment. These financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may be different from non-GAAP financial measures used by other companies. FAST and FEI believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed for a description of these non-GAAP financial measures and reconciliations of such non-GAAP financial measures to the most comparable GAAP amounts can be found. This presentation includes certain forward looking non-GAAP financial measures. To the extent a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is not provided in this presentation, it is because neither FAST nor FEI is able to provide such reconciliation without unreasonable effort.

Additional Information. In connection with the Business Combination, FAST's wholly owned subsidiary, FAST Merger Corp. (“FAST TX”), intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) which will include a proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of FAST's common stock in connection with FAST's solicitation of proxies for the vote by its stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of FAST TX be issued in the Business Combination. FAST’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about the parties to the definitive agreement, FAST and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to stockholders of FAST as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: FAST Acquisition Corp., 3 Minetta Street, New York, New York 10012, Attention: Sandy Beall, Chief Executive Officer.

Participants in the Solicitation. FAST, FEI and their respective directors and officers may be deemed participants in the solicitation of proxies of FAST stockholders in connection with the Business Combination. FAST’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of FAST in FAST’s Registration Statement on Form S-1, which was initially filed with the SEC on August 4, 2020 and is available at the SEC’s website at www.sec.gov or by directing a request to FAST at the address above. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to FAST stockholders in connection with the Business Combination and other matters to be voted upon at the Special Meeting will be set forth in the Registration Statement for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the Registration Statement that FAST TX intends to file with the SEC.



AGENDA

- INVESTMENT OVERVIEW
- COMPANY OVERVIEW
- GOLDEN NUGGET CASINOS
- GOLDEN NUGGET ONLINE GAMING
- LANDRY'S RESTAURANT / HOSPITALITY DIVISION
- CONSOLIDATED FINANCIAL INFORMATION
- APENDIX

FAST | ACQUISITION CORP.

FAST (NYSE: FST) INVESTMENT THESIS

FIRSTHAND EXPERIENCE WORKING WITH TILMAN FERTITTA COMBINED WITH POST-COVID TAILWINDS MAKES GOLDEN NUGGET A GENERATIONAL ASSET



DOUG JACOB
Founder

&vest &pizza SHISEIDO



SANDY BEALL
CEO

Ruby Tuesday MEXiCUE



EUGENE REMM
Chief Brand Officer

CATCH



KEVIN REDDY
Chairman



KIMBERLY GRANT
CSO

Ruby Tuesday PFG



TODD HIGGINS
COO

&pizza MAGNOLIA BAKERY



GARRETT SCHREIBER
CFO

&vest &pizza RBC Capital Markets Enhanced Capital



ALICE ELLIOT
Director

ELLIOT The Elliot Group



RAMIN ARANI
Director

Fidelity VICE

GOLDEN NUGGET

WINNING WITH BRAND.
WINNING WITH OPERATIONS.
WINNING WITH TECHNOLOGY.
WINNING WITH REAL ESTATE.

- FAST leveraged its deep hospitality network and relationships to source and diligence Golden Nugget
- First-hand experience working with Tilman Fertitta → deep understanding of operational expertise
- Unparalleled M&A opportunities to acquire distressed assets and accretively plug into platform
- Massive, scaled platform that can disproportionality capitalize on distressed real estate and pent-up consumer demand post-COVID
- Significant growth levers with technology + loyalty expansion and brand evolution of certain concepts

INVESTMENT HIGHLIGHTS

1. TILMAN FERTITTA: ICONIC FOUNDER + CEO WITH UNPARALLELED TRACK RECORD
2. COMMANDING PORTFOLIO OF INDUSTRY LEADING BRANDS
3. SIGNIFICANT GEOGRAPHIC AND PRODUCT OFFERING DIVERSITY ACROSS PORTFOLIO
   - NATIONAL + INTERNATIONAL LOCATIONS
   - LAND-BASED GAMING, ONLINE GAMING, FINE DINING, CASUAL DINING, ENTERTAINMENT
4. UNIQUE ABILITY TO MAKE ACCRETIVE ACQUISITIONS IN DISRUPTIVE MARKETS
5. OVER $2 BILLION OF OWNED REAL ESTATE

DEAL TERMS

Valuation Summary

- FAST Acquisition Corp. ("FAST") is a publicly listed special purpose acquisition vehicle with over $200 million cash
- Fertitta Entertainment, Inc., the parent company of Golden Nugget, Inc., ("Golden Nugget" or the "Company") is a market-leading casino, online gaming and restaurant operator
- FAST to combine with Fertitta Entertainment, Inc.
  - Includes $721 million of equity value associated with held shares of Golden Nugget Online Gaming ("GNOG")[(6)]
- $1,240 million raised through a private placement of public equity ("PIPE")
  - Proceeds used to pay down debt

Sources & Uses

($ in millions)

Sources	
Golden Nugget Projected Net Debt[(1)]	$4,600
Equity Issued to Fertitta[(2)]	2,115
PIPE Proceeds	1,240
Cash Held in Trust[(3)]	200
Total Sources	**$8,155**

Uses	
Acquisition of Golden Nugget	$6,715
Paydown of Golden Nugget Debt	1,240
Incremental Cash to Balance Sheet	120
Transaction Fees	80
Total Uses	**$8,155**

Illustrative Valuation

($ in millions, unless per share data)

2022E EBITDA[(4)]	$648
Transaction Multiple	9.25x
Enterprise Value (Excluding GNOG)	**$5,994**
Fertitta Owned GNOG Shares[(7)]	31.4
Share Price	$23.00
GNOG Equity Value	**$721**
Enterprise Value (Including GNOG)	**$6,715**

Pro Forma Basic Shares Outstanding


5.6%
0.8%
34.6%
59.0%
Fertitta
PIPE Shareholders
FAST Shareholders
FAST Promote (5)

Note: $ in millions (except per share data).

1. Represents the projected Net Debt at closing for Golden Nugget.
2. Will be issued Class B shares with 10-to-1 voting rights which sunset when Tilman Fertitta's economic ownership falls below 20%.
3. Assumes no redemptions of public shares by FAST shareholders.
4. Excludes GNOG.
5. FAST founders to forfeit 40% of their promote shares.
6. GNOG contribution value calculated using a share price of $23.00 (12/9/2020); the share price will be determined using the average closing price for the 60 business days prior to the Closing Date.
7. Shares in millions.

PUBLIC COMPARABLES – Enterprise Value / 2022E EBITDA


Land Based Operators with Online Presence
Restaurants
Regional Gaming Operators
9.25x
22.7x
15.6x
12.4x
11.9x
12.6x
11.4x
9.4x
8.2x
11.5x
11.0x
10.3x
Golden (1) Nugget
Penn National (2)
Caesars
Bally's (3)
Churchill Downs
Texas Roadhouse
Darden Restaurants
Cracker Barrel
Brinker
Red Rock Resorts
Monarch
Boyd Gaming

Source: Capital IQ, Wall Street research and company filings.
Note: Trading data as of 1/29/2021.

1. Represents the transaction multiple for Golden Nugget's land-based casinos and restaurants excluding GNOG.
2. Assumes the company's outstanding convertible notes are converted into common stock.
3. Pro forma for pending acquisitions.

PUBLIC COMPARABLES – Enterprise Value / 2021E Net Revenue

Online Gaming Operators


10.5x
23.4x
Golden Nugget Online Gaming
DraftKings

Source: Capital IQ, Wall Street research and company filings.
Note: Trading data as of 1/29/2021.


GOLDEN NUGGET

AGENDA

INDUSTRY LEADING HOSPITALITY COMPANY

CASINOS, RESTAURANTS, & ENTERTAINMENT VENUES POSITIONED FOR DRASTIC GROWTH POST COVID

GOLDEN NUGGET CASINOS

GOLDEN NUGGET ONLINE GAMING

LANDRY'S RESTAURANT • HOSPITALITY DIVISION

1. Strong History of Growth through High-ROI Acquisitions
2. Poised to Capitalize on Disruption in Gaming and Restaurants through M&A and Redevelopments – Rebranding
3. Highly Successful Restaurants with Concept Diversity and Economically Resilient Locations
4. Disciplined Operations with Strong Cash Flow Profiles
5. Controlling Stake in Golden Nugget Online Gaming, Leader in High-Growth Online Gaming Sector
6. Company Led by Founder, Tilman Fertitta, Since 1986

GLOBAL COMPANY WITH DIVERSIFIED OFFERINGS AND BRANDS

MASSIVE SCALE AND DIVERSITY ACROSS OFFERINGS AND GEOGRAPHIES

- **~$3.4 billion in 2019 pro forma revenue**[(1)]
- **Diversified gaming, restaurant and hospitality company with:**
  - 5 Golden Nugget casinos in Atlantic City, Las Vegas, Laughlin, Lake Charles and Biloxi
  - 446 full-service restaurants[(2)], 557 total units, and 1 specialty entertainment complex
- **Vast geographic coverage and diversity**
  - 38 States, DC, and Puerto Rico
  - 41 International Units (4 additional under development)
- **Leading online gaming operator in New Jersey with plans to enter Michigan, West Virginia and Pennsylvania by 2021 with Illinois in 2022**

1. Pro forma for acquired units in 2019 and the first quarter of 2020 run rate full year. Pro forma for closed units through 3Q20.
2. Excludes casino restaurants.

INTEGRATED PLATFORM CREATES COMPETITIVE ADVANTAGES

LAND-BASED GAMING

GOLDEN NUGGET CASINOS

- Las Vegas
- Laughlin
- Lake Charles
- Atlantic City
- Biloxi
- Illinois (2022)[2]

2019 REVENUE: $962M

UPSCALE RESTAURANTS[1]

Del Frisco's Double Eagle Steakhouse · Morton's The Steakhouse · Del Frisco's Grille · M&S McCormick & Schmick's · Chart House · Landry's Seafood House · The Oceanaire Seafood Room · Palm Restaurant · Trevi · Dos Caminos · Strip House · Grotto · j. gilbert's Wood-Fired Steaks & Seafood · Devon Seafood Grill · Bristol Seafood Grill

2019 PRO FORMA REVENUE: $1.36B

ONLINE GAMING

GOLDEN NUGGET ONLINE GAMING

- NJ
- PA (2021)
- MI (2021)
- WV (2021)
- IL (2022)

2019 REVENUE: $55M

SPECIALTY ENTERTAINMENT[1]

Bubba Gump Shrimp Co. · Go Rio · Rainforest Cafe · Kemah Boardwalk · T-Rex · Tower of the Americas

2019 PRO FORMA REVENUE: $460M

CASUAL RESTAURANTS[1]

Saltgrass Steak House · Joe's Crab Shack · Houlihan's · Bill's Bar & Burger

2019 PRO FORMA REVENUE: $708M

Source: GN, LLC management.

1. Represents select restaurant concepts from brands included in the pro forma company. Pro forma revenue excludes impact of ASC 606.
2. Entering market through a Joint Venture.

DIVERSIFIED REVENUE

GOLDEN NUGGET CONSOLIDATED


Gaming / Golden Nugget
28%
Restaurants / Landry's
72%

$3.4B
2019 PRO FORMA REVENUE

GAMING / GOLDEN NUGGET


Laughlin
5%
Biloxi
11%
Atlantic City
19%
Lake Charles
36%
Las Vegas
29%

$962M
2019 REVENUE

RESTAURANTS / LANDRY'S


Specialty
18%
Casual
28%
Upscale
54%

$2.5B
2019 PRO FORMA REVENUE

Note: Pro forma for acquired units in 2019 and the first quarter of 2020 as if in a full year. Pro forma for closed units through 3Q20. Excludes GNOG.
Note: Excludes Landry's restaurants in casinos and impact of ASC 606 and 842.

DIVERSIFIED EBITDA

GOLDEN NUGGET CONSOLIDATED


Gaming / Golden Nugget 40%
Restaurants / Landry's 60%

$741M
2019 PRO FORMA
UNIT LEVEL EBITDA

GAMING / GOLDEN NUGGET


Laughlin 5%
Biloxi 12%
Atlantic City 9%
Lake Charles 39%
Las Vegas 35%

$293M
2019
UNIT LEVEL EBITDA

RESTAURANTS / LANDRY'S


Specialty 21%
Upscale 52%
Casual 27%

$448M
2019 PRO FORMA
UNIT LEVEL EBITDA

Note: Pro forma for acquired units in 2019 and the first quarter of 2020 as if in a full year. Pro forma for closed units through 3Q20. Excludes GNOG.
Note: Excludes Landry's restaurants in casinos and impact of ASC 606 and 842.

A COLOSSAL HOSPITALITY EMPIRE

A BELLWEATHER ASSET

- Household name brands recognized and trusted nationwide
- Well-known and widely owned by institutional investors in credit markets
- Iconic founder and CEO with long track record of value creation
- Scale and reach to withstand COVID shocks and accelerate through pandemic
- Leading online gaming platform in high-growth category

RENOWNED NAME IN GAMING


GOLDEN NUGGET

PRIZED RESTAURANT PORTFOLIO


MORTON'S
THE STEAKHOUSE
SALTGRASS
STEAK HOUSE
THE OCEANAIRE
PALM RESTAURA
Del Frisco's
CH
CHART HOUSE
SEAFOOD • PRIME RIB
DEL FRISCO'S GRILLE
STRIPHOUSE
LANDRY'S
j. gilbert's
WOOD-FIRED STEAKS & SEAFOOD

ICONIC FOUNDER / CEO


BILLION DOLLAR
BUYER

Billion Dollar Buyer was CNBC's "most watched premiere hour ever"[1]


TILMAN FERTITTA
SHUT UP AND LISTEN!

New York Times Best-Selling Author "Fertitta shares the commonsense principles that have rocketed his worldwide hospitality empire to the top"[2]


17

Owner of Houston Rockets

1. Per Houston Business Journal.
2. Per The New York Times.

BROAD NATIONAL NETWORK OF LOCATIONS

WE ARE STRATEGICALLY LOCATED WHERE AMERICANS LIVE, PLAY AND WORK


AK
Anchorage
HI
Honolulu
Maui
Puerto Rico
San Juan
Vancouver, British Columbia
West Edmonton, Alberta
Edmonds
Seattle
Tacoma
Spokane
WA
Tigard
Portland
OR
Boise
ID
CA
NV
Lake Tahoe
San Francisco
Burlingame
Berkeley
San Leandro
Sacramento
San Jose
Monterey
Woodland Hills
Thousand Oaks
Hollywood
Beverly Hills
Malibu
Santa Monica
Redondo Beach
Long Beach
Costa Mesa
Newport Beach
Dana Point
Oceanside
Cardiff
Coronado
Burbank
Los Angeles
Ontario
Palm Desert
Anaheim
Santa Ana
Irvine
San Diego
Las Vegas
Laughlin
Sandy
UT
AZ
Scottsdale
Tempe
Westminster
Golden
Denver
Parker
CO
Colorado Springs
NM
El Paso
Amarillo
Lubbock
Midland
Odessa
KS
Kansas City
Overland Park
Leawood
OK
Tulsa
Oklahoma City
Norman
MN
Bloomington
Edina
Minneapolis
St. Paul
IA
WI
Brookfield
Gurnee
Downers Grove
Naperville
Rosemont
Chicago
Schaumberg
IL
Creve Coeur
O'Fallon
St. Louis
Lees Summit
Des Peres
Branson
MI
Livonia
Troy
Lansing
Ann Arbor
Noblesville
Carmel
Indianapolis
IN
St. Clair
Auburn Hills
Cleveland
Columbus
OH
Newport (Cincinnati)
Louisville
KY
Nashville
Gatlinburg
Sevierville
TN
Memphis
MS
Birmingham
AL
GA
Atlanta
Savannah
TX
McKinney
Lewisville
Irving
Plano
Garland
Grapevine
Rockwall
Dallas/Fort Worth
Mesquite
Longview
Arlington
Cedar Hill
Waco
Bossier City
Round Rock
College Station
Conroe
Shenandoah
The Woodlands
Austin
Cypress
Willowbrook
Houston
Humble
Katy
San Marcos
Helotes
Sugar Land
Pearland
San Antonio
Clear Lake
Webster
Kemah
Galveston
Port Arthur
Beaumont
Corpus Christi
McAllen
LA
Lake Charles
Baton Rouge
Covington
Lafayette
New Orleans
Biloxi
Pensacola
Destin
Toronto, Canada
Niagara Falls
NY
Amherst
Latham
Brookfield
MA
Boston
White Plains
Glastonbury
Fairfield
Secaucus
Great Neck
East Hampton
Edgewater
Farmingdale
South Plainfield
Clifton
Weehawken
New York City
Cranberry Township
King of Prussia
Bayonne
Edison
New Brunswick
Woodmere
Philadelphia
Neptune
Pittsburgh
Deptford Township
Princeton
Baltimore
Atlantic City
Bethesda
MD
DE
Washington, D.C.
McLean
Arlington
Reston
Annapolis
Oxon Hill
Alexandria
WV
VA
Chesapeake
NC
Knightdale
Charlotte
Fayetteville
SC
Myrtle Beach
Jacksonville
Daytona Beach
Orlando
Lake Buena Vista
Kissimmee
Melbourne
Clearwater
Madeira Beach
Longboat Key
Tampa
Fort Myers
FL
Palm Beach
Sunrise
Boca Raton
Fort Lauderdale
Miami
Coral Gables

Source: GN, LLC management.
Note: Gold star indicates land based gaming, green star indicates online gaming in state.
Note: Pennsylvania, Michigan, and West Virginia are launching in 2021; Illinois is launching in 2022.

INTERNATIONAL FOOTPRINT


EDMONTON
VANCOUVER
TORONTO
NIAGARA FALLS
LONDON
PARIS
MEXICO CITY
CANCUN
SAN JUAN
PLAYA DEL CARMEN
COZUMEL
PUERTO VALLARTA
QATAR
DUBAI
DUBAI FESTIVAL CITY
BEIJING
SHANGHAI
SUZHOU
CHANGNING
TAIWAN
GUANGZHOU
HONG KONG
MACAU
TOYOSU
TOKYO
OSAKA
SAIPAN
SINGAPORE
BALI

- BUBBA GUMP SHRIMP CO. (14)
- THE BOATHOUSE (4)
- MORTON'S THE STEAKHOUSE (14)
- RAINFOREST CAFE (5)
- JOE'S CRAB SHACK (4)
- THE PALM (1)

COMPANY PHILOSOPHY

- **The Company Has Irreplaceable Experience as Successful Developer, Owner & Operator**
  - ✓ Development Experience
  - ✓ F&B Experience
  - ✓ Hospitality / Hotels
  - ✓ Gaming
- **Promote Entrepreneurial Management at the Property Level**
- **Keep G&A Efficient and Productive**
- **No Deferred Maintenance**
- **Focus on Growth Capex and M&A that Delivers Strong ROI**
- **Operational Excellence (there are no spare customers)**
- **Grow & Buy When Others are Weak**

COVID OPPORTUNITY

- Accelerated Gaming Opportunities
  - Online
  - Land-Based
- 17% of Restaurants or 110,000 Have Closed Permanently or Long-Term Since March 2019
- 10,000 Restaurants Have Closed in the Last Three Months as of December 7th, 2020
- As the Economy Recovers Post Vaccine Rollout, Reduced Competition is Expected to Drive Incremental Customers

Source: Nation's Restaurant News, December 7, 2020.

LONG-TERM VALUE CREATION

UNPARALLELED TRACK RECORD OF VALUE CREATION IN PUBLIC AND PRIVATE MARKETS

Primarily Organic – Public



+308%
$49.00
$12.00
IPO - 1993
Go Private - 2010

Unit Level EBITDA Growth – Private / Sole Ownership(2)



+256%
$741
$208
2010
2019 PF (1)

Note: $ in millions.

1. Pro forma for acquired units in 2019 and the first quarter of 2020 as if in a full year. Pro forma for closed units through 3Q20.

2. Excludes GNOG. Excludes impact of ASC 842.

SIMPLE PLAYBOOK FOR GROWTH

- **Return to 2019 Volumes**
- **Acquisitions**
  - Near Term Focus on Gaming with iGaming Synergies
  - Select Restaurant & Entertainment Acquisitions
- **Lobby to Legalize Gaming and Sports Betting in New States**
- **Organic Growth with Select Restaurant Concepts**
- **Leverage Our Scale**

SEASONED MANAGEMENT TEAM OF INDUSTRY EXPERTS



Tilman Fertitta

- **35 year tenure**
- Sole shareholder, Chairman and CEO
- Owner of the Houston Rockets
- Chairman of Board of Regents for the University of Houston
- Chairman of Houston Police Foundation



Rick Liem

- **22 year tenure**
- EVP and CFO
- Involved with all financial planning and reporting as well as strategic initiatives
- EVP and CFO of Fertitta Entertainment and other assets owned and controlled by Tilman Fertitta
- Licensed CPA in Texas since 1989



Steven Scheinthal

- **29 year tenure**
- EVP and General Counsel
- Involved with substantially all operations of Fertitta Entertainment
- Responsible for compliance with all federal, state and local laws for Fertitta Entertainment
- Licensed lawyer in Texas since 1984



Gerry Del Prete

- **13 year tenure**
- EVP and COO of Gaming
- Supervises gaming jurisdictions for the Company's casinos
- 20+ years of experience in the Gaming sector
- Involved with substantially all operations of the Golden Nugget casinos



Keith Beitler

- **28 year tenure**
- EVP and COO of Restaurants
- Involved with real estate, analysis, acquisitions, marketing, human resources and other operations of Fertitta Entertainment
- Proven track record of driving operational results in customer-facing businesses and large, diverse organizations



Jeff Cantwell

- **31 year tenure**
- EVP of Development
- Responsible for all real estate development, architecture, design, construction and facility management of all Fertitta Entertainment and Landry's facilities including restaurants, mix used developments and Golden Nugget casinos and hotels



Thomas Winter

- **8 year tenure**
- President of GNOG
- Previously served as CEO of Betclic
- Responsible for merger between Expekt.com and Betclic
- Board observer for Superbet
- MBA from ESSEC business school, Paris (France)


GOLDEN NUGGET

AGENDA

GOLDEN NUGGET – POWERFUL NATIONAL BRAND

- **Iconic Globally Recognized Brand**
- **Single Brand with Consistent Look and Feel**
- **High Perceived Value**
- **Broad Demographic Appeal**
- **Branded Food and Beverage**
- **Razor Focus on Customer Satisfaction**




GOLDEN NUGGET



24

GOLDEN NUGGET – BUSINESS STRATEGY

- **Opportunistic Acquisitions in Proven Markets**
- **Property Renovations to Be One of the Best in Market**
- **Replace Food Outlets with Landry's Well Known Brands**
- **Leverage the Landry's Select Club and Golden Nugget 24K Select Databases**


Blackjack
TABLE MAT
Pays 2 to 1
BLACKJACK PAYS 3 TO 2
DEALER MUST HIT SOFT 17
Pays 2 to 1
INSURANCE
Opportunistic acquisitions in proven markets
Property Renovations to Be One of the Best in Market
Provide an Exciting Best In Class Gaming Experience
Replace food outlets with Landry's Well Known Brands
Leverage Landry's Select Club and Golden Nugget 24K Select Databases
Cross Market Opportunities with GNOG and Shared Capital Costs
Focus on Profitable Operations

GOLDEN NUGGET CASINOS

GOLDEN NUGGET LAS VEGAS




GOLDEN NUGGET
GOLDEN NUGGET


GOLDEN NUGGET




GOLDEN NUGGET

GOLDEN NUGGET
LAS VEGAS, NEVADA

- Largest, most luxurious hotel casino in downtown Las Vegas
- 2,419 hotel rooms with 1,008 slot machines and 70 table games

GOLDEN NUGGET CASINOS

GOLDEN NUGGET LAUGHLIN


GOLDEN NUGGET


GOLDEN NUGGET
$1,000
SALTGRASS



GOLDEN NUGGET
LAUGHLIN, NEVADA

- Premier property in the Laughlin market with Colorado river frontage
- 300 hotel rooms with 758 slot machines and 14 table games

GOLDEN NUGGET CASINOS

GOLDEN NUGGET LAKE CHARLES


GOLDEN NUGGET
GOLDEN NUGGET
HOTEL·CASINO·RESORT


GOLDEN NUGGET
CASINOS

GOLDEN NUGGET LAKE CHARLES

GOLDEN NUGGET LAKE CHARLES







GOLDEN NUGGET
LAKE CHARLES, LOUISIANA

- Premier destination resort located two hours from the Houston market
- 1,091 hotel rooms with 1,600 slot machines and 87 table games
- 18-hole championship golf course
- H2O pool and bar
- 8 Landry’s restaurant concepts

GOLDEN NUGGET CASINOS





GOLDEN NUGGET
BILOXI, MISSISSIPPI

- Luxury property on the Mississippi Gulf Coast
- 707 hotel rooms with 1,106 slot machines and 44 table games

GOLDEN NUGGET
ATLANTIC CITY, NEW JERSEY

- Premier destination in the city's Marina District
- 717 hotel rooms with 1,407 slot machines and 70 table games

GOLDEN NUGGET CASINOS


GOLDEN NUGGET

GOLDEN NUGGET BILOXI

GOLDEN NUGGET CASINOS

GOLDEN NUGGET ATLANTIC CITY


GOLDEN NUGGET
GOLDEN NUGGET
HOTEL·CASINO·MARINA


GOLDEN NUGGET
CASINOS

GOLDEN NUGGET HAS A STRONG HISTORY OF GENERATING RETURNS


Return on Investment(1)
27%
17%
16%
440%
GNOG EQUITY VALUE $721MM(2)
15%
Biloxi
Las Vegas / Laughlin
Lake Charles
Atlantic City

Source: GN, LLC management.

1. Return on Investment defined as Adjusted EBITDA divided by Total Investment. LTM Adjusted EBITDA as of February 2020.
2. GNOG equity value calculated using a share price of $23.00; the share price will be determined using the average closing price for the 60 business days prior to the Closing Date.

OWNERSHIP IMPROVEMENT

SUBSTANTIAL SALES AND MARGIN IMPROVEMENT POST-ACQUISITION

		PRIOR OWNERSHIP		LTM FEB-20	
LOCATION	YEAR	SALES (1)	MARGIN (2)	SALES (1)	MARGIN (2)
LAS VEGAS	2005	$210.8	11.1%	$287.0	36.4%
LAUGHLIN	2005	$ 46.7	7.5%	$ 43.1	38.3%
ATLANTIC CITY (3)	2011	$134.6	(10.9%)	$183.7	14.3%
BILOXI	2012	$ 64.9	5.8%	$110.2	34.0%

1. $ in millions.
2. Represents unit level Adjusted EBITDA margin. Excludes impact of ASC 842.
3. Excludes GNOG.

GOLDEN NUGGET CASINOS

GOLDEN NUGGET LAS VEGAS - EXTERIOR


GOLDEN NUGGET

BEFORE


GOLDEN NUGGET
GOLDEN NUGGET

AFTER

GOLDEN NUGGET CASINOS

GOLDEN NUGGET LAS VEGAS - EXTERIOR


BEFORE


GOLDEN NUGGET
GOLDEN NUGGET
AFTER

GOLDEN NUGGET ATLANTIC CITY - EXTERIOR



BEFORE


GOLDEN NUGGET
GOLDEN NUGGET
HOTEL·CASINO·MARINA

AFTER

41

GOLDEN NUGGET ATLANTIC CITY - ATRIUM


BEFORE
CASINO FLOOR


AFTER

GOLDEN NUGGET CASINOS

GOLDEN NUGGET ATLANTIC CITY – VIP CHECKIN


BEFORE


AFTER

GOLDEN NUGGET ATLANTIC CITY – H20


BEFORE


AFTER

GOLDEN NUGGET BILOXI - EXTERIOR


Isle
BEFORE


GOLDEN NUGGET
AFTER

GOLDEN NUGGET CASINOS

GOLDEN NUGGET BILOXI – H20 POOL


BEFORE


AFTER

46

GOLDEN NUGGET BILOXI


BEFORE
FARRADAY’S STEAKHOUSE


AFTER
MORTON’S STEAKHOUSE

GOLDEN NUGGET BILOXI – POKER ROOM


BEFORE


AFTER

GOLDEN NUGGET BILOXI – STANDARD ROOM


BEFORE


AFTER
GOLDEN NUGGET
CASINOS

FOOD & BEVERAGE OPERATING IMPROVEMENT

($ in millions)

Golden Nugget Las Vegas, Laughlin, Atlantic City, Biloxi

	Prior Owner	LTM Feb-20
Food Revenue	$59.5	$88.8
Beverage Revenue	$25.9	$51.3
Other Revenue	$2.0	$3.4
Total F&B Revenue	**$87.4**	**$143.6**
F&B Departmental Profit	**($10.7)**	**$22.9**

- Includes 13 LNY branded restaurants – Bill's Bar & Burger, Bubba Gump, Chart House (2), Claim Jumper (2), Grotto (2), Lillie's (2), Morton's, Saltgrass (2)
- Rebranding existing restaurants / bars and addition of new restaurant and bars
- New offerings capture higher spending hotel guests and drive more outside visitation
- LNY purchasing and controls get significant margin improvements

GOLDEN NUGGET CASINOS

FOOD & BEVERAGE DEPARTMENT

($ in millions)

Golden Nugget Lake Charles

	LTM Feb-20
Food Revenue	$42.9
Beverage Revenue	$28.9
Other Revenue	$1.5
Total F&B Revenue	**$73.3**
F&B Departmental Profit	**$25.1**

- Includes 8 LNY branded restaurants – Chart House, Landry's, Grotto, Lillie's, Saltgrass, Cadillac Bar, Bill's Burger, & Claim Jumper


LILLIE'S
NOODLES • ASIAN CUISINE • SUSHI


CH
CHART HOUSE
SEAFOOD • PRIME RIB • CRAFT COCKTAILS


Grotto
Grotto

GOLDEN NUGGET CASINOS

REVENUE AND ADJUSTED EBITDA[1]


$243
$34
$557
$79
$863
$188
$872
$206
$939
$254
$983
$288
$962
$293
271% EBITDA GROWTH
2005
Acquired Las Vegas and Laughlin
2014
2015
2016
2017
2018
2019
Revenue
Adj. EBITDA

Note: $ in millions.

1. Excludes GNOG and Landry's restaurants. Excludes impact of ASC 842.

GOLDEN NUGGET CASINOS Q3 PERFORMANCE

Pandemic Has Taught Us a New Way of Operating

($ in millions)

ADJUSTED EBITDA Margin(1)



Q3 EBITDA Margin
41.1%
31.2%
2019
2020



Q3 Adjusted EBITDA
$78.5
$72.5
2019
2020

1. Represents unit level EBITDA margin. Excludes impact of ASC 606 and ASC 842. Excludes GNOG.

LAS VEGAS CASINO 3RD QUARTER EBITDA COMPARISON (COMPETITION)

($ in millions)

	Q3'20	Q3'19	QoQ Variance
Golden Nugget Las Vegas[1]	$ 13.6	$ 22.3	(39.0%)
Wynn	$ 20.3	$ 88.0	(76.9%)
Caesars	$ 60.0	$361.0	(83.3%)
MGM	$ 15.1	$441.2	(96.6%)
Sands	($ 40.0)	$ 93.0	(143.0%)
Boyd (Downtown only)	($ 1.5)	$ 11.9	(112.6%)

Source: Company filings and Wall Street research.

1. Excludes GNOG royalty income.

GOLDEN NUGGET CASINOS 3RD QUARTER EBITDA COMPARISON (INTERNAL)

($ in millions)

	Q3'20	Q3'19	Variance
Golden Nugget Biloxi	$16.0	$ 9.7	64.4%
Golden Nugget Lake Charles (1)	$30.3	$29.7	2.0%
Golden Nugget Laughlin	$ 4.8	$ 3.8	26.3%
Golden Nugget Atlantic City (2)	$ 6.7	$12.7	(47.2%)

1. 2 Hurricanes caused shutdown of casino for several weeks.
2. Excludes GNOG. Reopened in July and operated with significant restrictions from NJ.

GOLDEN NUGGET CASINOS OCTOBER PERFORMANCE

We Perform

($ in millions)

ADJUSTED EBITDA Margin(1)


October EBITDA Margin
43.5%
29.8%
2019
2020


October Adjusted EBITDA
$27.4
$22.9
2019
2020

1. Represents unit level EBITDA margin. Excludes impact of ASC 606 and ASC 842. Excludes GNOG.


GOLDEN NUGGET CASINO.COM
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AGENDA

INVESTMENT OVERVIEW

COMPANY OVERVIEW

GOLDEN NUGGET CASINOS

GOLDEN NUGGET ONLINE GAMING

LANDRY’S RESTAURANT / HOSPITALITY DIVISION

CONSOLIDATED FINANCIAL INFORMATION

APENDIX

ONLINE GAMING HIGHLIGHTS

- **Fertitta owns 31.35M shares with 79.9% voting rights**
- **#1 iGaming-focused, U.S. casino brand in NJ**
- **eGR North America Operator of the Year Award in 2017, 2018, 2019, 2020**
- **Well positioned to capture ~10% share of the projected $22B U.S. iGaming market**
- **Covid-19 accelerates e-commerce secular trend, accelerates U.S. iGaming regulation**
- **Industry-leading monetization: $7.7K 5-year Players Life Time Value**
- **Four new markets already: Pennsylvania, Michigan, West Virginia, Illinois**
- **Cutting-edge innovator:**
  - First in the U.S. to launch in-house Live Dealer studio
  - First to launch branded slot (Golden Nugget™ Video Slot)


GOLDEN NUGGET
CASINO.COM
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FILTER
FEATURED GAMES (40)
EXCLUSIVE (39)
GOLDEN NUGGET VIDEO SLOT
HYPER NOVA MEGAWAYS™
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Your Games
Server Time: 09/24/2020 1:12 p.m. EDT

GOLDEN NUGGET ONLINE GAMING

REVENUE AND ADJUSTED EBITDA


360% REVENUE GROWTH
$18.2
$1.3
$27.9
$4.6
$43.0
$11.1
$55.4
$16.7
$83.7
$26.6
2016
2017
2018
2019
LTM 3Q20
Adj. EBITDA
Revenue

Note: $ in millions.

GOLDEN NUGGET ONLINE GAMING

20 AWARDS IN THE LAST 5 YEARS

EGR AWARDS

WINNER EGR North America Awards
CASINO OPERATOR OF THE YEAR
2017 · 2018 · 2019

WINNER EGR North America Awards
ACQUISITION STRATEGY
2017 · 2018 · 2019

WINNER EGR North America Awards
BEST NEW GAME
2019

WINNER EGR North America Awards
PRODUCT INNOVATION
2017 & 2018

WINNER EGR North America Awards
OPERATOR OF THE YEAR
2017 - 2018 - 2019 - 2020

WINNER EGR North America Awards
MOBILE OPERATOR OF THE YEAR
2020

WINNER EGR North America Awards
MOBILE GAMING PRODUCT
2017

iGAMING AWARDS

iGaming North America AWARDS
2015 · 2016 · 2017
WINNER
Operator of the Year

iGaming North America AWARDS
2017
WINNER
Best Marketing Campaign

iGaming North America AWARDS
2017
WINNER
Best Innovation


STAR TREK AGAINST ALL ODDS
Dangerous Beauty
NEW
GULLIVER'S TRAVELS
BIG VEGAS
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MAYAN TREASURES
Double DaVinci Diamonds
EXCLUSIVE
Quick Hit PRO
Vivaldi's Seasons
SERENGETI DIAMONDS
EXCLUSIVE
HAND Of The DEVIL
NEW
DIAMOND TOWER
WESTERN BELLES
Treasures of TROY
NEW
Silk & Steel
Miss Red
NEW
SO HOT
HAVANA CUBANA



AGENDA

INVESTMENT OVERVIEW

COMPANY OVERVIEW

GOLDEN NUGGET CASINOS

GOLDEN NUGGET ONLINE GAMING

LANDRY'S RESTAURANT / HOSPITALITY DIVISION

CONSOLIDATED FINANCIAL INFORMATION

APENDIX

61

LANDRY'S RESTAURANT / HOSPITALITY DIVISION

- **Landry's Restaurant / Hospitality Division is a leading restaurant operator with 446 full service units[(1)] in 38 states, Washington D.C., and Puerto Rico**
  - 238 Upscale Restaurants
  - 163 Casual Restaurants
  - 45 Specialty Restaurants
- **Proven track-record of growth through acquisitions with margin improvement**

1. Landry's Restaurant / Hospitality Division unit count, excludes casino restaurants.

HIGH QUALITY, DIVERSIFIED RESTAURANT CONCEPTS


DEL FRISCO'S DOUBLE EAGLE


MORTON'S THE STEAKHOUSE


GROTTO


PALM RESTAURANT
THE PALM


OCEANAIRE


STRIP HOUSE

LANDRY'S
RESTAURANT • HOSPITALITY DIVISION

63

HIGH QUALITY, DIVERSIFIED RESTAURANT CONCEPTS


SALTGRASS STEAKHOUSE


CHART HOUSE


LANDRY'S SEAFOOD HOUSE


DEL FRISCO'S GRILLE


J GILBERT'S


DOS CAMINOS
LANDRY'S
RESTAURANT • HOSPITALITY DIVISION

64

SPECIALITY ENTERTAINMENT CONCEPTS


KEMAH BOARDWALK


GO RIO


TOWER OF THE AMERICAS


RAINFOREST CAFE


T-REX


YAK & YETI

LANDRY'S
RESTAURANT • HOSPITALITY DIVISION

65

DISNEY & UNIVERSAL UNITS

Revenue: $165 million

- Disney Animal Kingdom
- Disney Marketplace
- Yak & Yeti
- T-Rex
- Bubba Gump Orlando
- Bubba Gump Hollywood


RAINFOREST CAFÉ ANIMAL KINGDOM


RAINFOREST CAFÉ MARKETPLACE


T-REX


YAK & YETI
LANDRY'S
RESTAURANT • HOSPITALITY DIVISION

SPECIALITY & WATERFRONT CONCEPTS

Waterfront Concepts

- **Revenue: $522 million**
- **Units: 89**


CHART HOUSE


PALISADE

Specialty Concepts

- **Revenue: $137 million**
- **Units: 10**


KEMAH BOARDWALK


BUBBA GUMP SHRIMP CO.
BUBBA GUMP
LANDRY'S
RESTAURANT • HOSPITALITY DIVISION

HISTORICAL ACQUISITION HISTORY

MORE THAN 25 ACQUISITIONS (INCLUDING 6 PUBLIC COMPANIES) FOR OVER $3 BILLION

Joe's Crab Shack	1994	Golden Nugget Atlantic City	2011
Crab House	1996	Golden Nugget Biloxi	2012
Rainforest Cafe	2000	Golden Nugget Lake Charles	2013
Chart House	2002	Mitchell's	2015
C.A. Muer	2002	B.R. Guest	2016
Saltgrass Steakhouse	2002	Ignite Restaurant Group	2017
Golden Nugget Las Vegas & Laughlin	2005	Restaurants Unlimited	2019
Bubba Gump	2010	Del Frisco's Double Eagle & Grille	2019
Morton's	2011	Houlihan's	2019
McCormick & Schmick's	2011	The Palm	2020

LANDRY'S
RESTAURANT • HOSPITALITY DIVISION

HISTORICAL ACQUISITION HISTORY

		Prior Ownership		First Full Year	
Concept	Year	Sales	Margin[1]	Sales	Margin[1]
Saltgrass Steak House	2002	$105.4	13.9%	$113.7	20.5%
Bubba Gump Shrimp Co.	2010[2]	$183.7	19.5%	$202.8	21.2%
Morton's The Steakhouse	2012	$306.7	15.6%	$303.7	20.2%
The Oceanaire Seafood Room	2010	$55.3	11.5%	$57.0	21.6%
Chart House	2002	$90.2	15.5%	$104.3	19.3%
Rainforest Cafe	2000	$210.4	14.3%	$236.2	18.2%

Note: $ in millions. Includes Landry's restaurants at casinos.

1. Represents unit level profit margin.

2. Bubba Gump includes franchise revenue.

INDUSTRY LEADING UNIT LEVEL ECONOMICS

$1M AVERAGE UNIT CASH FLOW ACROSS PORTFOLIO

	Average Unit Volume (1)		
Division	**Sales**	**EBITDA** (2)	**%**
Upscale	**$5.7**	**$0.9**	**16.6%**
Casual	**$4.3**	**$0.7**	**16.7%**
Specialty	**$10.5**	**$2.1**	**19.9%**
Consolidated	**$5.7**	**$1.0**	**17.2%**

1. $ in millions. Excludes impact of ASC 606. Pro forma for acquired units in 2019 and the first quarter of 2020 as if in a full year. Pro forma for closed units through 3Q20. Specialty includes Kemah Boardwalk & Go Rio.
2. $ in millions. Represents unit level EBITDA. Excludes impact of ASC 606 and ASC 842. Pro forma for FY19 acquisitions and closed units.

LANDRY'S
RESTAURANT • HOSPITALITY DIVISION

LANDRY'S RESTAURANT / HOSPITALITY DIVISION

SIGNIFICANT REVENUE AND EBITDA GROWTH THROUGH ORGANIC PERFORMANCE AND STRATEGIC ACQUISITIONS

REVENUE AND UNIT LEVEL EBITDA[1]



$34
$7
$400
$84
$1,106
$158
$891
$181
$1,849
$354
$2,148
$375
$2,451
$448
1993
1998
2003
2008(2)
2013
2018
2019 PF(3)
Unit Level EBITDA
Revenue

1. $ in millions. Excludes impact of ASC 842.
2. Great recession.
3. Pro forma for acquired units in 2019 and the first quarter of 2020 as if in a full year. Pro forma for closed units through 3Q20.

LANDRY'S RESTAURANT • HOSPITALITY DIVISION

LANDRY'S RESTAURANT / HOSPITALITY DIVISION 3RD QUARTER RESULTS

($000's)	Quarter Ended	
	Sept 2020	Sept 2019
Revenues	**$318,484**	**$470,235**
Cost of Revenues	26.9%	26.3%
Labor	24.9%	31.8%
Other Operating Expenses	31.7%	25.4%
Unit Level Profit	**$52,630**	**$77,556**
Unit Level Profit Margin	*16.5%*	*16.5%*

Note: Q3 20 actuals compared to Q3 19 actuals.

LANDRY'S RESTAURANT • HOSPITALITY DIVISION

LANDRY'S RESTAURANT / HOSPITALITY DIVISION
3RD QUARTER EBITDA COMPARISON


Restaurant Level EBITDA Margin QoQ Variance
Unchanged
(2.2%)
(2.2%)
(7.9%)
Landry's Restaurant / Hospitality Division
Bloomin Brands
Texas Roadhouse
Cheesecake Factory

LANDRY'S
RESTAURANT • HOSPITALITY DIVISION

LANDRY'S RESTAURANT / HOSPITALITY DIVISION OCTOBER PRELIMINARY RESULTS

SUBSTANTIAL MARGIN EXPANSION IN A CHALLENGING SALES ENVIRONMENT

($000's)	Month Ended Oct. 31, 2020	Month Ended Oct. 31, 2019
Revenue	**$122,859**	**$157,258**
Unit Level EBITDA	**$20,643**	**$22,278**
% of Revenue	16.8% ←	14.2%

Note: Preliminary October 2020 results compared to actual October 2019. Excludes impact of ASC 606.

LANDRY'S RESTAURANT • HOSPITALITY DIVISION



AGENDA

CONSOLIDATED FINANCIALS


REVENUE AND UNIT LEVEL ADJUSTED EBITDA(2)
$998
$208
$1,496
$284
$2,196
$392
$2,301
$398
$2,447
$427
$2,768
$547
$2,815
$557
$3,021
$608
$3,131
$663
$3,413
$741
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019 PF (1)
Unit Level EBITDA
Revenue

Note: $ in millions.

1. Pro forma for acquired units in 2019 and the first quarter of 2020 as if in a full year. Pro forma for closed units through 3Q20.

2. Excludes GNOG. Excludes impact of ASC 842.

GN ENTERTAINMENT

CONSOLIDATED 3RD QUARTER RESULTS

SUBSTANTIAL MARGIN EXPANSION IN A CHALLENGING SALES ENVIRONMENT

($000's)

	Quarter Ended		Month Ended	
	Sept 2020	Sept 2019	Oct 2020	Oct 2019
Revenue	**$494,798**	**$723,604**	**$185,698**	**$233,890**
Unit Level EBITDA	**$125,161**	**$156,084**	**$48,682**	**$45,168**
% of Revenue	25.3% ←	21.6%	26.2% ←	19.3%
Adjusted EBITDA	**$101,499**	**$121,021**		
% of Revenue	20.5% ←	16.6%		

Note: Excludes GNOG.

GN ENTERTAINMENT

HISTORICAL PRO FORMA & MODEL PROJECTIONS SUMMARY[1]

($ in millions)

	FY19PF	FY20E	FY21E[2]	FY22E	FY23E
Revenue	$3,413	$2,100	$2,801	$3,081	$3,445
Unit Level EBITDA	$ 741	$ 360	$ 695	$ 773	$ 827
G&A	($ 139)	($ 109)	($ 120)	($ 125)	($ 128)
EBITDA	$ 601	$ 251	$ 575	$ 648	$ 699
EBITDA %	17.6%	11.9%	20.5%	21.0%	20.3%
Same Store Sales Assumption vs FY19			*(20.0%)*	*(13.0%)*	*0.0%*

1. Excludes GNOG.
2. Assumes normalization begins in Q2.

GN ENTERTAINMENT

CONSOLIDATED PROJECTED FREE CASH FLOW[(1)]

($ in millions)

	2021E	2022E
Adjusted EBITDA	$575.0	$648.0
Less:		
Cash Interest Expense	(171.0)	(160.0)
Maintenance Capex	(75.0)	(100.0)
Cash Taxes	(10.0)	(10.0)
Free Cash Flow Before Debt Paydown	$319.0	$378.0
% Conversion	55%	58%

1. Assumes no acquisitions or M&A.

GN ENTERTAINMENT

CAPITALIZATION TABLE

($ in millions)

	Maturity	Pre-Transaction[1]	Post Transaction
Secured Net Debt[2]	Oct-23	$2,607	$1,857
Senior Notes[3]	Oct-24	$1,323	$1,222
Subordinated Notes[3]	Oct-25	$ 670	$ 282
Total		$4,600	$3,360
Less: Incremental Cash to Balance Sheet			(120)
Pro Forma Net Debt			$3,240

1. Represents Golden Nugget's projected capitalization at closing.
2. Includes existing cash on the balance sheet.
3. Pro forma for anticipated debt-to-equity conversions.

GN ENTERTAINMENT

VALUABLE COLLECTION OF OWNED PROPERTIES

($ in millions)

5 CASINOS

Casino EBITDAR	$300
Projected Rent Coverage	1.7x
Pre-Adjustment Rent	$176
Less: Existing Gov't Rent	(11)
Projected Rent	$165
Valuation Multiple	13.0x
Valuation	**$2,145**

28 RESTAURANTS

Total Revenue	$140
Projected Rent Coverage	10.0%
Rent	$14
Valuation Multiple	12.0x
Valuation	**$168**

POTENTIAL PROPCO VALUE OF $2.31 BILLION RESULTS IN FY22 LEVERAGE OF 1.7x

GN ENTERTAINMENT



AGENDA

HISTORICAL BALANCE SHEET

		September 30, 2020		December 31, 2019		December 31, 2018
ASSETS		(Unaudited)		(Unaudited)		(Unaudited)
CURRENT ASSETS:						
Cash and cash equivalents	$	451,601	$	101,230	$	99,578
Accounts receivable - trade and other, net		82,374		76,041		78,462
Inventories		77,240		105,583		80,542
Other current assets		19,868		26,160		45,999
Total current assets		631,083		309,014		304,581
PROPERTY AND EQUIPMENT, net		2,088,856		2,192,480		2,033,673
INVESTMENT IN JOINT VENTURE		9,516		9,308		9,165
INVESTMENT IN AFFILIATES AND JOINT VENTURES		17,000		17,000		17,000
ACCOUNTS AND NOTES RECEIVABLE, affiliates		109,565		68,631		61,769
GOODWILL		260,679		263,206		155,505
OTHER INTANGIBLE ASSETS, net		313,118		325,861		232,495
LONG-TERM DEFERRED TAX ASSETS		174,558		127,402		112,565
OTHER ASSETS, net		62,723		66,018		60,296
Total assets	$	3,667,098	$	3,378,920	$	2,987,049
LIABILITIES AND STOCKHOLDER'S DEFICIT						
CURRENT LIABILITIES:						
Accounts payable	$	140,360		205,776		188,523
Accrued liabilities		588,051		516,561		492,112
Income taxes payable		10,386		11,713		2,480
Current portion of long-term debt		29,502		29,877		27,450
Intercompany payable		366,017		346,455		252,519
Total current liabilities		1,134,316		1,110,382		963,084
LONG-TERM DEBT, net of current portion		4,920,412		4,321,580		4,102,669
DEFERRED TAX LIABILITIES		400		362		103
OTHER LIABILITIES		181,363		191,186		169,285
Total liabilities		6,236,491		5,623,509		5,235,141
COMMITMENTS AND CONTINGENCIES						
REDEEMABLE NONCONTROLLING INTEREST		2,675		2,492		2,248
STOCKHOLDER'S DEFICIT:						
Common stock, $0.01 par value, 60,000,000 shares authorized, 1,000 shares issued and outstanding		-		-		-
Additional paid-in capital		454,834		405,017		405,260
Accumulated deficit		(3,026,385)		(2,652,443)		(2,658,958)
Accumulated other comprehensive loss		(4,125)		(3,644)		(3,801)
Total accumulated deficit		(2,575,676)		(2,251,070)		(2,257,499)
NONCONTROLLING INTERESTS		3,607		3,989		7,159
Total stockholder's deficit		(2,572,069)		(2,247,081)		(2,250,340)
Total liabilities and stockholder's deficit	$	3,667,098	$	3,378,920	$	2,987,049

Note: Historical financial statements contain certain assets excluded from the merger with FAST.

GN ENTERTAINMENT

HISTORICAL INCOME STATEMENT

	Nine Months Ended September 30, 2020	YTD 2019	YTD 2018
REVENUES:			
Restaurant and hospitality	969,905	$ 2,030,882	$ 2,148,290
Gaming:			
Casino	263,825	496,268	509,886
Rooms	77,776	171,660	174,189
Food and beverage	71,908	197,197	205,239
Other	34,839	97,008	94,426
Net gaming revenue	448,348	962,133	983,740
Total revenue	1,418,253	2,993,015	3,132,030
OPERATING COSTS AND EXPENSES:			
Restaurant and hospitality:			
Cost of revenues	267,386	525,910	553,117
Labor	289,215	627,762	667,916
Other operating expenses	332,107	515,857	551,757
Gaming:			
Casino	121,935	256,670	272,247
Rooms	28,233	65,136	65,498
Food and beverage	42,958	119,727	124,220
Other	115,393	227,737	233,357
General and administrative expense	83,453	146,707	128,375
Depreciation and amortization	145,509	185,358	203,506
Asset impairment expense	52,969	16,969	19,853
(Gain) loss on disposal of assets	(1,585)	(137)	(1,491)
Pre-opening expenses	1,632	4,586	9,232
Total operating costs and expenses	1,479,205	2,692,282	2,827,587
OPERATING INCOME (LOSS)	(60,952)	300,733	304,443
OTHER EXPENSE:			
Interest expense, net	220,730	278,907	279,234
Other income, net	(3,349)	(4,006)	7,780
Total other expense	217,381	274,901	287,014
Income (loss) before income taxes	(278,333)	25,832	17,429
Provision (benefit) for income taxes	(105,202)	15,229	24,031
Net income (loss)	(173,131)	10,603	(6,602)
Net income (loss) attributable to noncontrolling interests	(951)	2,689	3,277
Net income (loss) attributable to Golden Nugget	$ (172,180)	$ 7,914	$ (9,879)

Note: Historical financial statements contain certain assets excluded from the merger with FAST.

GN ENTERTAINMENT

HISTORICAL CASH FLOW STATEMENT

		Year ended 2019		Year ended 2018
CASH FLOWS FROM OPERATING ACTIVITIES:				
Net income (loss)	$	10,603	$	(6,602)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:				
Depreciation and amortization		185,358		203,506
Asset impairment expense		16,969		19,853
(Gain) loss on disposal of assets and other		(137)		(1,491)
Deferred tax benefit		(17,109)		(3,037)
Amortization of debt issuance costs, discounts and other		12,101		12,287
Equity in income of joint ventures		(781)		(593)
Deferred rent and other		(4,093)		10,853
Changes in assets and liabilities, net and other				
(Increase) decrease in trade and other receivables		19,410		87,680
(Increase) decrease in inventories		(6,164)		564
(Increase) decrease in prepaid expenses and other		20,144		(5,397)
Decrease in other assets		11,993		2,996
Increase in accounts payable and accrued liabilities		114,188		51,607
Total adjustments		351,879		378,829
Net cash provided by operating activities		362,482		372,227
CASH FLOWS FROM INVESTING ACTIVITIES:				
Property and equipment additions and other		(145,987)		(125,861)
Proceeds from disposition of assets		6,241		9,850
CRDA investment		(2,472)		(2,594)
Issuance of notes receivable to affiliates		350		(20,413)
Repayment of notes receivable to affiliates		(15,025)		-
Business acquisitions, net of cash acquired		(398,779)		-
Net cash used in investing activities		(555,672)		(131,589)
CASH FLOWS FROM FINANCING ACTIVITIES:				
Proceeds from equipment loans		6,680		-
Proceeds from debt issuance		300,000		-
Payments of debt		(88,784)		(141,112)
Debt issuance costs		(8,304)		(1,701)
Proceeds from revolving credit facility		674,700		740,800
Payments on revolving credit facility		(674,700)		(815,042)
Dividend to Parent		(3,500)		(3,500)
Dividend to noncontrolling interest owners		(5,384)		(2,366)
Payment of mandatory redeemable noncontrolling interest		(5,500)		(7,000)
Net cash provided by (used in) financing activities		195,208		(229,921)
EFFECT OF EXHANGE RATE CHANGES ON CASH		(367)		(264)
NET INCREASE IN CASH AND CASH EQUIVALENTS		1,652		10,452
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD		99,578		89,126
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$	101,230	$	99,578

Note: Historical financial statements contain certain assets excluded from the merger with FAST.

PRO FORMA OWNERSHIP

Pro Forma Ownership[1]			
Entity	**Value[2]**	**Shares**	**Percentage (%)**
(thousands except percentages)			
Fertitta	$2,115,073	211,507	59.0%
PIPE Shareholders	1,240,000	124,000	34.6%
FAST Common Shareholders	200,000	20,000	5.6%
FAST Founder Shares	30,000	3,000	0.8%
Total	**3,585,073**	**358,507**	**100.0%**

Note: represents pro forma ownership following the proposed transaction.
1. Does not contemplate the dilutive effect of outstanding warrants.
2. Value computed using an illustrative share price of $10.00.

GN ENTERTAINMENT

GN ENTERTAINMENT

FAST | ACQUISITION CORP.

GOLDEN NUGGET CASINOS

GOLDEN NUGGET ONLINE GAMING

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RESTAURANT • HOSPITALITY DIVISION


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